UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 2013

Blue Water Ventures International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120967	20-1204606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Country Walk Drive, Fleming Island, FL 32003
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (904) 215-7601

(Former name or former address, if changed since last report.)    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 7.01  -  REGULATION FD

On June 19, 2013, Registrant issued a press release which announced the acquisition location data on multiple potential shipwreck targets in international waters off the coast of the United States.The press release reads substantially as follows:

FOR IMMEDIATE RELEASE
Jacksonville, FL – Blue Water Ventures International, Inc (the “Company”) (OTC Trading symbol “BWVI”) announced today that it has acquired location data on multiple potential shipwreck targets in international waters off the coast of the United States.  The data, which BWVI has purchased from Cobalt Blue Exploration, LLC (CBE), was collected during CBE’s 30 years of commercial fishing enterprise.

BWVI plans an initial assessment of four of the sites, with preliminary dives and archaeological reviews launching in July under Chief Archaeologist James Sinclair, MA.

BWVI President Keith Webb commented that the Cobalt Blue Exploration research documents show modern and historic targets which fall in line with the Company’s Phase II business model to conduct recovery operations in deep waters.

The intrinsic antique value of coins, bullion and other forms of shipwreck treasure is never easy to determine.  In the final analysis, sunken treasure like all other antiques is only worth what a collector is willing to pay for it.  Professional appraisals are usually based upon the previous record of sales prices which comparative objects have realized.  Widespread publicity from documentary films, traveling exhibits, high-profile magazine articles and professional publications always helps to enhance the collector’s value of any shipwreck treasure.  Welcome to the adventure!  Follow the company’s progress on our website http://www.bwvint.com and also on our social media outlets.
---------------------------------------------------------------------------
Matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on various assumptions and involve substantial risks and uncertainties, including, without limitation, those relating to successfully conclude the foregoing negotiations, the funding of resulting operations and our ability to do so profitably, as well as many other factors which may or may not be beyond our control.  No guarantee can be given that the proposed actions, negotiations and capabilities herein can be concluded successfully.

Blue Water Ventures International, Inc.
W. Keith Webb (904)215-7601
keith@bwvkw.com
Investor Relations
Source: BLUE WATER VENTURES INTERNATIONAL, INC.
Released: June 19, 2013

This information is furnished pursuant to Item 7.01 of Form 8-K.  The information in this report shall not be treated as filed, for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER VENTURES INTERNATIONAL, INC.
         (Registrant)

Date: June 19, 2013	/s/ W. Keith Webb
W. Keith Webb, President